UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2021

HNI Corporation
(Exact name of registrant as specified in charter)

Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

    On January 4, 2021, HNI Corporation (the "Corporation") issued a news release announcing the closure of the previously reported transaction to acquire Design Public Group. A copy of the Corporation's news release is attached hereto at Exhibit 99.1.

    The information in this Current Report on Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor

The information provided in this Report and attached Exhibit may include forward-looking statements relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Corporation may be found in the Corporation’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Corporation does not undertake any obligation to update forward-looking statements contained in this Report.

Item 9.01    Financial Statements and Exhibits.

    (d) Exhibits

Exhibit No.	Description

99.1	News Release of HNI Corporation dated January 4, 2021

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	January 4, 2021	By	/s/ Marshall H. Bridges
Marshall H. Bridges Senior Vice President, Chief Financial Officer